Statements of Net Assets Available for Benefits - Covista Retirement Plan (the "Plan") - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets:
Investments at fair value	$ 672,063,701	$ 578,521,326
Investment at contract value	20,708,360	21,415,373
Receivables:
Participant contributions	1,092,659	896,714
Employer contributions	1,600,468	1,474,517
Notes receivable from participants	10,881,784	10,385,511
Total assets	706,346,972	612,693,441
Net assets available for benefits	$ 706,346,972	$ 612,693,441